iREIT MarketVector Quality REIT Index ETF
Schedule of Investments
October 31, 2024 (Unaudited)

REAL ESTATE INVESTMENT TRUSTS - 99.6%	Shares	Value
Agree Realty Corp.	2,230	$165,578
Alexander & Baldwin, Inc.	8,676	161,460
Alexandria Real Estate Equities, Inc.	1,405	156,728
American Assets Trust, Inc.	3,261	87,884
American Tower Corp.	709	151,400
Apple Hospitality REIT, Inc.	5,994	88,531
AvalonBay Communities, Inc.	737	163,327
Brixmor Property Group, Inc.	3,082	83,060
Broadstone Net Lease, Inc.	9,177	161,423
Camden Property Trust	1,383	160,138
CareTrust REIT, Inc.	5,613	183,377
Cousins Properties, Inc.	2,920	89,440
Crown Castle, Inc.	1,410	151,561
CubeSmart	3,161	151,222
EastGroup Properties, Inc.	919	157,406
Essex Property Trust, Inc.	550	156,123
Extra Space Storage, Inc.	963	157,258
Gaming and Leisure Properties, Inc.	1,611	80,856
Getty Realty Corp.	2,669	83,780
Host Hotels & Resorts, Inc.	10,020	172,745
Innovative Industrial Properties, Inc.	1,342	173,373
Iron Mountain, Inc.	742	91,808
Kimco Realty Corp.	3,582	84,965
LXP Industrial Trust	8,455	79,815
Mid-America Apartment Communities, Inc.	1,029	155,729
National Storage Affiliates Trust	1,803	75,996
Prologis, Inc.	1,297	146,483
Public Storage	469	154,329
Realty Income Corp.	2,706	160,655
Regency Centers Corp.	2,276	162,597
Rexford Industrial Realty, Inc.	3,358	144,025
Simon Property Group, Inc.	1,037	175,377
Summit Hotel Properties, Inc.	13,209	80,839
Terreno Realty Corp.	2,488	149,156
UMH Properties, Inc.	4,252	79,300
VICI Properties, Inc.	4,978	158,101
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,787,412)		4,835,845

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
First American Government Obligations Fund - Class X, 4.78% (a)	21,773	21,773
TOTAL SHORT-TERM INVESTMENTS (Cost $21,773)		21,773

TOTAL INVESTMENTS - 100.0% (Cost $4,809,185)		4,857,618
Liabilities in Excess of Other Assets - (0.0)% (b)		(1,394)
TOTAL NET ASSETS - 100.0%		$4,856,224

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.
(b)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

● Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

● Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

● Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2024:

iREIT® - MarketVector Quality REIT Index ETF

	Level 1	Level 2	Level 3	Total
Investments:
Real Estate Investment Trusts	$4,835,845	$—	$—	$4,835,845
Money Market Funds	21,773	—	—	21,773
Total Investments	$4,857,618	$—	$—	$4,857,618